Exhibit 10.17

SECOND ADDENDUM TO CREDIT LINE AGREEMENT

This Second Addendum to Credit Line Agreement (the "Addendum") dated as of December 22, 2014, is made by and among Check-Cap Ltd. (the "Company") and the Lenders listed on Exhibit A of the Agreement, as defined below (each, a "Lender" and collectively, the "Lenders"). Each Lender and the Company separately, a "Party" and together, the "Parties".

WHEREAS,
the Parties are parties to that certain Credit Line Agreement dated August 20, 2014, as amended by the Addendum to Credit Line Agreement dated October 14, 2014 (together and collectively with all exhibits and schedules thereto, the "Agreement"). Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the Agreement, of which this Addendum constitutes an integral part; and

WHEREAS,	the Parties desire to clarify and amend certain provisions in the Agreement, as more fully set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
The Parties hereto acknowledge and agree that in the event that the Company shall exercise its right under Section 5.1 of the Agreement, the Lenders’ investment and acquisition of securities of the Company pursuant thereto shall be made in a separate private placement that shall be consummated simultaneously with the consummation of the IPO (the "Simultaneous Private Placement") and such investment shall not be part of the IPO itself.

2.
Accordingly, the phrases "in an IPO" and "in the IPO" in the Agreement, the Irrevocable Letters of Instructions delivered by the Lenders pursuant to Section 7.2.10 of the Agreement and the Escrow Agreement (including the Exhibits thereto), shall be replaced with the phrases "in a Simultaneous Private Placement" and "in the Simultaneous Private Placement," respectively.

3.	Each Lender hereby acknowledges and agrees to the representation and warranties set forth on Exhibit A hereto.

4.
Except as otherwise provided herein, the provisions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the provisions of this Addendum and the terms of the Agreement, the provisions of this Addendum will prevail.

5.
This Addendum may be signed in counterparts and delivered electronically or via facsimile, each such counterpart (whether delivered electronically, via facsimile or otherwise), when executed, shall be deemed an original and all of which together constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have signed this Second Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE COMPANY:

Check-Cap Ltd. By: _________________________ Name: _________________________ Title: _________________________

THE LENDERS:

Shanghai Fosun Pharmaceutical Group Co. Ltd. By: _________________________ Name: _________________________ Title: _________________________	Counterpoint Ventures Fund II LP By: _________________________ Name: _________________________ Title: _________________________
Pontifax (Cayman) II L.P. By: _________________________ Name: _________________________ Title: _________________________	Pontifax (Israel) II Individual Investors L.P. By: _________________________ Name: _________________________ Title: _________________________
Pontifax (Israel) II L.P. By: _________________________ Name: _________________________ Title: _________________________	Docor International BV By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 1 to Second Addendum to Credit Line Agreement]

Bart Superannuation Pty Ltd. By: _________________________ Name: _________________________ Title: _________________________	Joshua Ehrlich By: _________________________ Name: _________________________ Title: _________________________
Nir Grinberg By: _________________________ Name: _________________________ Title: _________________________	DPC Big Bay Properties Trust By: _________________________ Name: _________________________ Title: _________________________
Avraham Kuzitsky By: _________________________ Name: _________________________ Title: _________________________	Pinchas Dekel By: _________________________ Name: _________________________ Title: _________________________
Minrav Holdings Ltd. By: _________________________ Name: _________________________ Title: _________________________	Sharon Zaworbach By: _________________________ Name: _________________________ Title: _________________________
Moshe Haviv By: _________________________ Name: _________________________ Title: _________________________	H.M.L.K Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 2 to Second Addendum to Credit Line Agreement]

Yossi Smira By: _________________________ Name: _________________________ Title: _________________________	Capital Point Ltd. By: _________________________ Name: _________________________ Title: _________________________
Emil Mor- Business & Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________	Norman Jackson By: _________________________ Name: _________________________ Title: _________________________
Shevlin Ciral By: _________________________ Name: _________________________ Title: _________________________	Scott Jackson By: _________________________ Name: _________________________ Title: _________________________
GE Ventures Limited By: _________________________ Name: _________________________ Title: _________________________	Dor Benvenisty By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 3 to Second Addendum to Credit Line Agreement]

Uri Perelman By: _________________________ Name: _________________________ Title: _________________________	Everest Fund L.P. By: _________________________ Name: _________________________ Title: _________________________
Harmony (Ben Dov) Ltd. By: _________________________ Name: _________________________ Title: _________________________	Beetson Nominees (Panama) Inc. By: _________________________ Name: _________________________ Title: _________________________
Red Car Group By: _________________________ Name: _________________________ Title: _________________________	Yossi Avraham By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 4 to Second Addendum to Credit Line Agreement]

Exhibit A

(1)
Each Lender acknowledges and understands that any securities purchased by and issued to such  Lender pursuant to the Agreement, including, without limitation, in connection with the Simultaneous Private Placement in accordance with Section 5 above and upon conversion of the Conversion Amount or placement of the Escrow Amount in accordance with Exhibit 4.2 of the Agreement  (i)  will be acquired from the Company in a transaction not involving a public offering in the United States within the meaning of the Securities Act; and (ii) have not been and will not be registered under the Securities Act.  Each Lender further acknowledges that if in the future it decides to offer, resell, pledge or otherwise transfer such securities, such securities may be offered, resold, pledged or otherwise transferred only pursuant to an effective registration statement filed under the Securities Act or in a transaction that is exempt from the registration requirements of the Securities Act. Each Lender further acknowledges that such Lender is acquiring such securities solely for investment purposes, for such Lender’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof and that such Lender has no present arrangement to sell such securities to or through any person or entity.  Each Lender acknowledges that it is able to bear the economic risk of its investment in such securities for an indefinite period of time and that such securities must be held indefinitely unless such securities are subsequently registered under the Securities Act or an exemption from registration is available.  Each Lender represents that it is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in such securities.  Each Lender acknowledges, in making the decision to acquire such securities, it has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. Each Lender acknowledges that it is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of such securities and has had full access to such other information concerning the Company as such Lender has requested. Each Lender understands that such securities are being offered and sold to such Lender in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth in this Agreement in order to determine the applicability of such provisions.

(2)
Each Lender acknowledges and understands that any securities purchased by and issued to the Lender pursuant to the Agreement, including, without limitation, in connection with the Simultaneous Private Placement in accordance with Section 5 or upon conversion of the Conversion Amount or placement of the Escrow Amount in accordance with Exhibit 4.2 of the Agreement will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”